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                                                                    EXHIBIT 99.3


[SPSS LOGO]

FOR IMMEDIATE RELEASE:
April 7, 2004
Contact:                     Edward Hamburg              Nicole Junas
                             SPSS Inc.                   SPSS Inc.
                             Executive VP/CFO            Investor Relations
                             312.651.3000                800.457.0161
                                                         E-mail: invest@spss.com



                     SPSS INC. RECEIVES NASDAQ NOTIFICATION

CHICAGO, IL. (USA), April 7, 2004 - SPSS Inc. (NASDAQ: SPSSE), a global provider of predictive analytic technology and services, today announced that it received a NASDAQ Staff Determination on April 2, 2004 indicating that the Company failed to comply with the filing requirements for continued listing set forth in Marketplace Rule 4310(c)(14), and that its common stock is, therefore, subject to delisting from the NASDAQ National Market. The NASDAQ Staff Determination relates to the Company's failure to file its Annual Report on Form 10-K for fiscal 2003 with the United States Securities and Exchange Commission on or before the March 30, 2004 filing deadline.

SPSS has requested a hearing before a NASDAQ Listing Qualifications Panel to review the Staff Determination. There can be no assurance that the Panel will grant the Company's request for continued listing.

As a result of the Company's filing delinquency, the fifth character "E" has been appended to its ticker symbol. Accordingly, the Company's ticker symbol has been changed from SPSS to SPSSE.

SPSS also announced that the Audit Committee of the company's Board of Directors is supervising the review discussed in its press release of March 30, 2004. This review was prompted by the company's discovery and report to its auditors of an error in its deferred revenue accounts. The Audit Committee is undertaking a review of deferred revenue accounts as well as internal controls and related matters. The Committee has retained independent counsel and will retain an independent accounting firm to assist in completing this review.

ABOUT SPSS INC.
SPSS Inc. [NASDAQ: SPSSE] is a global provider of predictive analytics technology and services. The company's predictive analytics technology connects data to effective action by drawing reliable conclusions about current conditions and future events. More than 250,000 commercial, academic, and public sector customers rely on SPSS technology to help increase revenue, reduce costs, improve processes, and detect and prevent fraud. Founded in 1968, SPSS is headquartered in Chicago, Illinois. For additional information, please visit www.spss.com.

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SPSS INC. RECEIVES NASDAQ NOTIFICATION                                         2
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SAFE HARBOR STATEMENT

The following constitutes the Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995 within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended:

Certain statements in this press release are forward-looking statements. Such statements can be identified by phrases such as "should be," "planning" and "expects." Such statements also involve known and unknown risks, including market conditions and competition, which may cause the company's actual results, performance, achievements, or industry results, to be materially different than any future results, performance or achievements expressed or implied in or by such forward-looking statements. By way of example and not limitation, known risks and uncertainties include changes in: market conditions, especially in Asia; changes and/or product demand and acceptance; the competitive environment; product release schedules; and currency fluctuations. In light of these and other risks and uncertainties, the inclusion of a forward-looking statement in this release should not be regarded as a representation by the company that any future results, performance or achievements will be attained. The company assumes no obligation to update the information contained in this press release. Additional information concerning factors that could cause actual results to materially differ from those in the forward-looking statements is contained in the company's periodic reports (copies of which are available from SPSS upon request).


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